                                                                    EXHIBIT 99.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 4, 2004, is entered into among SALTON, INC., a Delaware corporation (the "Parent"), TOASTMASTER INC., a Delaware corporation ("Toastmaster"), and SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company ("Logistics"; together with the Parent and Toastmaster, collectively, the "Borrowers" and each, individually, a "Borrower"), each of the Parent's Subsidiaries that are signatories hereto as Guarantors, the Lenders that are signatories hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (the "Agent").

                                    RECITALS:

         WHEREAS, the Borrowers, the Agent, the other agents party thereto, each of the Parent's Subsidiaries identified on the signature pages thereof as Guarantors and the Lenders party thereto from time to time are parties to that certain Credit Agreement dated as of May 9, 2003 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein but not otherwise defined shall have the meanings ascribed to those terms in the Credit Agreement); and

         WHEREAS, Events of Default (collectively, the "Specified Events of Default") are existing under Section 9.1 (c)(i) of the Credit Agreement as a result of (a) the failure of Borrowers to maintain the Consolidated Fixed Charge Coverage Ratio required by Section 7.23 for the fiscal months ending December 27, 2003, and January 31, 2004, (b) the failure of the Borrowers to, as required by Section 7.20 of the Credit Agreement, provide to the Agent, in connection with the creation by the Parent of Salton Brazil Comercio, Importacao e Exportacao de Produtos Eletro-Eletronicos Ltda. ("Salton Brazil"), (i) a pledge agreement pursuant to which the Parent and Home Creations Direct, Ltd. each pledges not less than sixty-five percent (65%) of its equity interests in Salton Brazil to the Agent and (ii) all other documentation, including one or more opinions of counsel satisfactory to the Agent, which in the opinion of the Agent is appropriate with respect to the formation of Salton Brazil and the execution and delivery of the pledge agreement and (c) the Investment by the Parent of the aggregate amount $3,149,200 in Salton Brazil in violation of Section 7.10 of the Credit Agreement; and

         WHEREAS, the Borrower Parties acknowledge and agree that as a result of the Specified Events of Default, the Agent and the Lenders have the right to declare the Obligations and any and all other indebtedness, liabilities and obligations evidenced by or arising under the Loan Documents immediately due and payable and to exercise any and all rights and remedies available under applicable law; and

         WHEREAS, the Borrowers have requested certain amendments and modifications to the Credit Agreement and a waiver of the Specified Events of Default; and

         WHEREAS, the Lenders have agreed, upon the terms and conditions set forth herein, to such requested amendments, modifications and waiver;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

                1.1 Amendment to Section 5.2 of the Credit Agreement. Section
5.2 of the Credit Agreement, Financial Information, is hereby amended and modified by adding the following Section to the end of such Section:

                (n) As soon as available, but in any event not later than forty-five (45) days after the close of each Fiscal Quarter, a report, in form and substance satisfactory to the Agent, setting forth the reasonably estimated amount of cash in the Foreign Subsidiaries that is available to be repatriated to a Borrower Party without the incurrence of tax liability or other penalties by such Borrower Party as of the close of such Fiscal Quarter.

                1.2 Amendments to Annex I of the Credit Agreement.

                    (a) Annex I of the Credit Agreement, Definitions, is hereby amended and modified by deleting the definitions of "Applicable Margin", "Consolidated Fixed Charges" and "US Fixed Charges" in their respective entirety and by substituting the following in lieu thereof:

                    "'Applicable Margin' means

                    (i) with respect to Base Rate Loans and all other
                Obligations (other than LIBOR Rate Loans), 0.0%; and

                    (ii) with respect to LIBOR Rate Loans, 2.25%.

                    The Applicable Margins shall be adjusted (up or down)
                prospectively on a quarterly basis as determined by the Parent's consolidated financial performance, commencing December 27, 2003. The adjustments in the Applicable Margins made on December 27, 2003, shall be based upon the preliminary quarterly Financial Statements furnished by the Administrative Borrower to the Agent for the Fiscal Quarter ending December 27, 2003. Adjustments in Applicable Margins shall be determined by reference to the following grids:

        IF CONSOLIDATED FIXED CHARGE COVERAGE           LEVEL OF APPLICABLE
                      RATIO IS:                             MARGINS IS:

        > 1.60 to 1.00                                       Level I

        > 1.40 to 1.00, but < 1.60 to 1.00                   Level II
                            -
        > 1.20 to 1.00, but < 1.40 to 1.00                   Level III
                            -
        < 1.20 to 1.00                                       Level IV
        -

                                         APPLICABLE MARGINS
                                         ------------------

                      LEVEL I         LEVEL II        LEVEL III       LEVEL IV
                      -------         --------        ---------       --------
    Base Rate           0%               0%              0.25%          0.50%
   Revolving
     Loans

     LIBOR            2.00%             2.25%            2.50%          2.75%
   Revolving
     Loans

   Applicable         2.00%             2.25%            2.50%          2.75%
   L/C Margin

                  All adjustments in the Applicable Margins after December 27, 2003, shall be implemented quarterly on a prospective basis, for each calendar month commencing at least five (5) days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Administrative Borrower shall deliver to the Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

                  `Consolidated Fixed Charges' means, with respect to any fiscal period of the Parent on a consolidated basis, without duplication, cash interest expense, principal payments of Consolidated Debt (excluding any historical or future cash payments made with respect to the refinancing of principal of Consolidated Debt, the Foreman Obligation and the repayment of the Lehman Credit Facility Agreement), all Distributions paid, all cash Investments, all Specified Transactions, and all Consolidated Cash Taxes Paid.

                  `US Fixed Charges' means, with respect to any fiscal period of the Parent on a consolidated basis, without duplication, cash interest expense, principal payments of Debt (excluding any historical or future cash payments made with respect to the refinancing of principal, the Foreman

                  Obligation and the repayment of the Lehman Credit Facility), all Distributions paid, all cash Investments, all Specified Transactions, and all US Cash Taxes Paid."

                           (b) Annex I of the Credit Agreement, Definitions, is
hereby further amended and modified by adding the following definitions in the appropriate alphabetical location:

                  "`Consolidated Cash Taxes Paid' means Federal, state, local and foreign income taxes paid in cash in any fiscal period minus Federal, state, local and foreign income tax refunds received in cash during such fiscal period; provided that the total Consolidated Cash Taxes Paid for any fiscal period shall not be less than zero (0) for purposes of calculating Consolidated Fixed Charges and provided, further, however, that, notwithstanding the proviso above, Federal, state, local and foreign income tax refunds received prior to and including November 27, 2003, in a net amount not to exceed $6,805,000, may be applied against Federal, state, local and foreign income taxes paid in cash until October 30,2004.

                  `US Cash Taxes Paid' means Federal, state and local income taxes paid in cash in any fiscal period minus Federal, state and local income tax refunds received in cash during such fiscal period; provided that the total US Cash Taxes Paid for any fiscal period shall not be less than zero (0) for purposes of calculating US Fixed Charges and provided, further, however, that, notwithstanding the proviso above, Federal, state and local income tax refunds received prior to and including November 27, 2003, in a net amount not to exceed $13,139,000, may be applied against Federal, state and local income taxes paid in cash until October 30,2004."

         SECTION 2. WAIVER. Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment set forth below, the Lenders and the Agent hereby waive the Specified Events of Default.

         SECTION 3. INCREASED REPORTING EVENT. The Borrower Parties hereby acknowledge and agree that an Increased Reporting Event has occurred and is continuing. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the Borrower Parties hereby further acknowledge and agree that the existence of such Increased Reporting Event shall be deemed to continue until the later of (a) the date that is twelve (12) months after the date of this Amendment and (b) the last day of the month in which the Administrative Borrower delivers written evidence to the Agent that such Increased Reporting Event has ended.

         SECTION 4. REPRESENTATIONS AND WARRANTIES.

          In consideration of the agreement of the Agent and the Lenders to amend the Credit Agreement and waive the Specified Events of Default as provided herein, each Borrower Party hereby represents and warrants in favor of the Agent and each Lender as follows:

                  4.1 Each Borrower Party has the corporate or limited liability company power and authority (a) to enter into this Amendment and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower Party;

                  4.2 This Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of each Borrower Party and constitutes the legal, valid and binding obligation of each Borrower Party, enforceable against such Borrower Party in accordance with its terms;

                  4.3 The execution and delivery of this Amendment does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over any Borrower Party that has not already been obtained, nor contravene or conflict with the formation, charter or organizational documents of any Borrower Party, or the provisions of any statute, judgment or order to which any Borrower Party is a party or by which any of their respective properties are or may become bound;

                  4.4 After giving effect to the waiver set forth herein, no Default or Event of Default exists under the Credit Agreement or the other Loan Documents;

                  4.5 As of the date hereof, all representations and warranties of the Borrower Parties set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects; and

                  4.6 All Loan Documents to which each Borrower Party is a party, including, without limitation, the Credit Agreement, constitute valid and legally binding obligations of each Borrower Party and are enforceable against each Borrower Party in accordance with the terms thereof.

          SECTION 5. MISCELLANEOUS.

                  5.1 No other Amendments or Waivers. Except in connection with the amendments and the waiver expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute modification of the Credit Agreement or a course of dealing with the Lenders or the Agent at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Lenders or the Agent to require strict compliance with the terms of the Credit

Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower Party acknowledges and expressly agrees that the Lenders and the Agent reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein. No Borrower Party has knowledge of any challenge to the Lenders' or the Agent's claims arising under the Loan Documents or to the effectiveness of the Loan Documents.

                  5.2 Acknowledgment of Validity, Enforceability of Loan Documents. To the extent of any inconsistencies between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement and other Loan Documents, this Amendment shall govern. In all other respects, the Credit Agreement and other Loan Documents shall remain in full force and effect. Each Borrower Party expressly acknowledges and agrees that the Credit Agreement and other Loan Documents are valid and enforceable by the Agent and the Lenders, and expressly reaffirms each of its obligations under the Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature. Each Borrower Party further expressly acknowledges and agrees that the Agent, for its benefit and the benefit of the Lenders, has a valid, duly perfected and fully enforceable security interest in and lien against the Collateral. Each Borrower Party agrees that it shall not dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of the Agent's security interest in or lien against any item of Collateral.

                  5.3 Release. As further consideration to induce the Agent and the Lenders to execute, deliver and perform this Amendment, and acknowledging that the Agent and the Lenders will be specifically relying on the following provisions as a material inducement in entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower Party, on behalf of itself and its shareholders and subsidiaries, hereby (a) represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which such Borrower Party may have, or claim to have, against the Agent or the Lenders, and
(b) releases, remises and forever discharges the Agent, the Lenders, and their respective agents, servants, employees, directors, officers, attorneys, accountants, consultants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the "Released Parties") from any and all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), whether known or unknown, matured or contingent, liquidated or unliquidated, in any way arising from, in connection with, or in any way concerning or relating to the Credit Agreement, the other Loan Documents, and/or any dealings with any of the Released Parties in connection with the transactions contemplated by such documents or this Amendment prior to the execution of this Amendment. This release shall be and remain in full force and effect notwithstanding the discovery by any Borrower Party after the date hereof (a) of any new or additional claim against any Released Party, (b) of any new or additional facts in any way relating to the subject matter of this release, (c) that any fact relied upon by it was incorrect or (d) that any representation made by any Released Party was untrue or that any Released Party concealed any fact, circumstance or claim relevant to such Borrower Party's execution of this release; provided, however, this release shall not extend to any claims arising after the execution of this Amendment in connection with the Credit Agreement and the other Loan Documents. Each Borrower Party acknowledges and agrees that this release is intended to, and does, fully, finally and forever release all matters described in this Section 4.3, notwithstanding the existence or discovery of any such new or additional claims or facts, incorrect facts, misunderstanding of law, misrepresentation or concealment.

                  5.4 Expenses. The Borrowers agree to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

                  5.5 Conditions Precedent and Effective Date. This Amendment shall become effective and be deemed effective upon the Agent's receipt of each of the following:

                      (a) a counterpart of this Amendment duly executed by each Borrower Party and the Required Lenders;

                      (b) the Borrowers' payment to the Agent, for the ratable benefit of the Lenders signatories hereto on the date hereof, of an amendment fee in the aggregate amount of the sum of twenty (20) basis points of the Commitment of each Lender that delivers its released, executed signature page to the Agent by the time specified by the Agent, which fee shall be fully earned as of the date hereof and non-refundable when paid (it being understood that the Agent may charge to the Loan Account such amount on the date hereof pursuant to
Section 3.5 of the Credit Agreement);

                      (c) payment by the Borrowers of all outstanding and unpaid out-of-pocket costs and expenses of the Agent and the Lenders (including all invoiced legal fees and expenses) as required pursuant to the Credit Agreement (it being understood that the Agent may charge to the Loan Account such costs and expenses on the date hereof pursuant to Section 3.5 of the Credit Agreement); and

                      (d) the delivery of such other information, documents, instruments or approvals as the Agent, the Lenders or the Agent's counsel may reasonably require.

                  5.6 Conditions Subsequent. The Borrower Parties hereby acknowledge and agree that the failure of the Borrowers to comply with each of the conditions subsequent set forth below, on or before the date applicable thereto, shall be deemed to constitute an Event of Default:

                      (a) on or before February 27, 2004, the Administrative Borrower shall deliver the following to the Agent, in form and substance satisfactory to the Agent:

                           (i) a written outline of the transfer pricing changes
to be made and the expected financial impact thereof on the Borrowers, and

                           (ii) a copy of the transfer pricing study of the
Borrowers; and

                      (b) on or before March 31, 2004, the Administrative Borrower shall deliver to the Agent, in form and substance satisfactory to the
Agent:

                           (i) a pledge agreement with respect to Salton Brazil
pledging not less than sixty-five percent (65%) of the equity interests of the Parent and Home Creations Direct, Ltd. in Salton Brazil,

                           (ii) all other documentation, including one or more
opinions of counsel satisfactory to the Agent, which in the opinion of the Agent is appropriate with respect to the formation of Salton Brazil and the execution and delivery of the such pledge agreement, and

                           (iii) a written budget and strategy of the Borrowers
to improve the financial performance of the Borrowers.

                  5.7 Reaffirmation. By acknowledging below, each Guarantor (a) hereby consents to and approves the execution, delivery and performance of this Amendment and (b) does hereby confirm, ratify and reaffirm (i) that the terms and conditions of the Subsidiary Guaranty and the Security Agreement shall continue to secure all of the Guaranteed Obligations (as defined in the Subsidiary Guaranty) and the Secured Obligations (as defined in the Security Agreement) and (ii) that such Guarantor has no right of set-off, counterclaim or defense to the payment of the Guaranteed Obligations or the Secured Obligations. Each Guarantor acknowledges and agrees that the Subsidiary Guaranty and the Security Agreement are in full force and effect.

                  5.8 Section Titles. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

                  5.9 Entire Agreement. This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

                  5.10 APPLICABLE LAW. THIS AMENDMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  5.11 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be equally effective as a manually delivered executed counterpart hereof.

                  5.12 Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby and as amended by each amendment thereto executed prior to the date hereof.

                  5.13 Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

                  5.14 Valid Amendment. The parties acknowledge that this Amendment complies in all respects with Section 11.1(a) of the Credit Agreement, which sets forth the requirements for amendments of the Credit Agreement.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above, by their respective duly authorized officers.

                                   BORROWERS:

                                   SALTON, INC., a Delaware corporation

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Title: CAO, Senior Financial Officer
                                         ---------------------------------

                                   TOASTMASTER INC., a Missouri corporation

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Title: CAO, Senior Financial Officer
                                         ---------------------------------

                                   SALTON TOASTMASTER LOGISTICS LLC, a
                                   Delaware limited liability company

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Its: CAO, Senior Financial Officer
                                       -----------------------------------

                                   GUARANTORS:

                                   HOME CREATIONS DIRECT, LTD.,
                                   a Delaware corporation

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Its: CAO, Senior Financial Officer
                                       -----------------------------------

                                   SONEX INTERNATIONAL CORPORATION,
                                   a Delaware corporation

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Its: CAO, Senior Financial Officer
                                       -----------------------------------

                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    ICEBOX,LLC, an Illinois limited liability company

                                    By:  /s/ [SIG}
                                       -----------------------------------
                                    Its: CAO, Senior Financial Officer
                                        ----------------------------------

                                    FAMILY PRODUCTS INC., a Delaware
                                    corporation

                                    By:  /s/ [SIG]
                                       -----------------------------------
                                    Its: CAO, Senior Financial Officer
                                        ----------------------------------

                                    SALTON HOLDINGS, INC., a Delaware
                                    corporation

                                    By:  /s/ [SIG]
                                       -----------------------------------
                                    Its: CAO, Senior Financial Officer
                                        ----------------------------------

                                    AGENT AND LENDERS:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION
                                    as the Agent and a Lender

                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------

                                    BANK OF AMERICA, N.A., as a Lender

                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------

                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    ICEBOX, LLC, an Illinois limited liability company

                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------

                                    FAMILY PRODUCTS INC., a Delaware
                                    corporation

                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------

                                    SALTON HOLDINGS, INC., a Delaware
                                    corporation

                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------

                                    AGENT AND LENDERS:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION
                                    as the Agent and a Lender

                                    By:  /s/ [SIG]
                                       -----------------------------------
                                    Its: Director
                                        ----------------------------------

                                    BANK OF AMERICA, N.A., as a Lender

                                    By:
                                       -----------------------------------
                                    Its:
                                        ----------------------------------


                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    ICEBOX, LLC, an Illinois limited liability company

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    FAMILY PRODUCTS INC., a Delaware
                                    corporation

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    SALTON HOLDINGS, INC., a Delaware
                                    corporation

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    AGENT AND LENDERS:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION
                                    as the Agent and a Lender

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    BANK OF AMERICA, N.A., as a Lender

                                    By: /s/ [SIG]
                                        ---------------------------------------
                                    Its: VP
                                         --------------------------------------

                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    BANK ONE, NA, as a Lender

                                    By: /s/ [sig]
                                       ----------------------------------
                                    Its: Associate Director
                                        ---------------------------------

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    COMERICA BANK, as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    BANK ONE, NA, as a Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By: /s/ [sig]
                                       ----------------------------------
                                    Its: Vice President
                                        ---------------------------------


                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    COMERICA BANK, as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    BANK ONE, NA, as a Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., as a Lender


                                    By: /s/ [SIG] V.P.
                                       ----------------------------------
                                    Its: Vice President
                                        ---------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    COMERICA BANK, as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    BANK ONE, NA, as a Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By: /s/ [SIG]
                                       ----------------------------------
                                    Its: Vice President
                                        ---------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    COMERICA BANK, as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    BANK ONE, NA, as a Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------



                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By: /s/ [SIG]
                                       ----------------------------------
                                    Its: Vice President
                                        ---------------------------------


                                    COMERICA BANK, as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                    [Signatures continue on following page.]

                   [Signatures continued from previous page.]


                                    BANK ONE, NA, as a Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------



                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------


                                    COMERICA BANK, as a Lender


                                    By: /s/ [SIG]
                                       ----------------------------------
                                    Its: Vice President
                                        ---------------------------------


                    [Signatures continue on following page.]

                    [Signatures continued from previous page.]


                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as a Lender

                                   By: /s/ Francis Chang
                                      ------------------------------------
                                   Its: Francis Chang
                                       -----------------------------------
                                        Vice President

                                   BANKNORTH, N.A., as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   CREDIT SUISSE FIRST BOSTON,
                                   ACTING THROUGH ITS CAYMAN
                                   ISLANDS BRANCH, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   HSBC BANK USA, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   FIRST NATIONAL BANK AND TRUST
                                   COMPANY, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                    [Signatures continued from previous page.]


                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   BANKNORTH, N.A., as a Lender

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Its: Commercial Banking Officer
                                       -----------------------------------

                                   CREDIT SUISSE FIRST BOSTON,
                                   ACTING THROUGH ITS CAYMAN
                                   ISLANDS BRANCH, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   HSBC BANK USA, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   FIRST NATIONAL BANK AND TRUST
                                   COMPANY, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                    [Signatures continued from previous page.]


                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   BANKNORTH, N.A., as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   CREDIT SUISSE FIRST BOSTON,
                                   ACTING THROUGH ITS CAYMAN
                                   ISLANDS BRANCH, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   HSBC BANK USA, as a Lender
                                                                 ADRIANA COLLINS
                                                                            9242
                                   By: /s/ ADRIANA COLLINS
                                      ------------------------------------
                                   Its: Vice President


                                   FIRST NATIONAL BANK AND TRUST
                                   COMPANY, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                    [Signatures continued from previous page.]


                                   LEHMAN COMMERCIAL PAPER INC.,
                                   as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   BANKNORTH, N.A., as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   CREDIT SUISSE FIRST BOSTON,
                                   ACTING THROUGH ITS CAYMAN
                                   ISLANDS BRANCH, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   HSBC BANK USA, as a Lender

                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

                                   FIRST NATIONAL BANK AND TRUST
                                   COMPANY, as a Lender

                                   By: /s/ [SIG]
                                      ------------------------------------
                                   Its: EVP
                                       -----------------------------------

                   [Signatures continued from previous page.]








                                                   RZB FINANCE LLC, as a Lender




                                                   By:  /s/ Frank J. Vautz
                                                      --------------------------

                                                   Its: First Vice President
                                                       -------------------------
                                                              FRANK J. VAUTZ
                                                            First Vice President

                                                   By:  /s/ Eric Salat
                                                      --------------------------

                                                   Its:          ERIC SALAT
                                                       -------------------------
                                                            GROUP VICE PRESIDENT